                                                                   Exhibit 10.24
                                                                   -------------


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.



                            SWITCHBOARD INCORPORATED

           Amended and Restated Convertible Note Due January 1, 2001

$3,904,328.42                                            Westboro, Massachusetts
                                                                January 26, 2000

                             _____________________

     This Amended and Restated Convertible Note due January 1, 2001 (this "Note") amends and restates in its entirety that certain Convertible Secured Note due June 29, 2000 (the "Original Note") dated May 3, 1999 by Switchboard Incorporated, a Delaware corporation (the "Company"), to Banyan Systems Incorporated, a Massachusetts corporation ("Banyan"), pursuant to Section 4(b) of the Original Note with the consent of the Company and Banyan. As of June 30, 1999 and July 1, 1999, Banyan converted an aggregate of $1,095,671.58 of outstanding principal and an aggregate of $3,115.92 of outstanding interest under the Original Note into an aggregate of 146,505 shares of the Company's Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred"), pursuant to Section 2(a)(i) of the Original Note. The principal amount available under this Note reflects the remaining balance of the principal amount available under the Original Note subsequent to such conversion. Concurrently with the execution of this Note, the Original Note is cancelled and shall be of no further force and effect.

     The Company, for value received, hereby promises to pay to Banyan, on January 1, 2001, the principal sum of Three Million, Nine Hundred Four Thousand, Three Hundred Twenty-Eight Dollars and Forty-Two Cents ($3,904,328.42) or such lesser amount as may at the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of this Note as shown on
Schedule I hereto as such schedule will be updated from time to time, with interest (computed annually on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the fluctuating interest rate per annum described below, such interest to be due and payable on January 1, 2001. The interest rate per annum with respect to each loan evidenced hereby shall equal the applicable federal rate under Section 1274 of the Internal Revenue Code of 1986, as amended, for short-term loans with annual compounding of interest for the month in which such loan is made.

     This Note is limited in aggregate principal amount to $3,904,328.42 and is issued by the Company pursuant to the Convertible Secured Note Purchase Agreement dated as of August 29,

1997 between the Company and Banyan, as amended (the "Purchase Agreement"), to which reference is made for a statement of certain additional rights and benefits to which the holder of this Note is entitled. Banyan is authorized to record all loans evidenced hereby in its records (including, but not limited to, the grid attached hereto as Schedule I), and such entries shall be conclusive evidence of amounts outstanding hereunder absent manifest error and unless disputed by the Company within seven (7) business days of receipt by the Company of such revision to Schedule I.

     In order to request an advance hereunder, the Company shall deliver or fax to Banyan a request in the form of Schedule II attached hereto, executed by the Company, setting forth the amount of the requested advance and the interest rate with respect to such advance. Within fifteen (15) business days of Banyan's receipt of such a request, Banyan shall advance the requested amount by wire transfer of immediately available funds to an account designated by the Company or by other means mutually agreed upon by Banyan and the Company.

1.  No Security.  Payment of this Note is not secured by any pledge, lien or any
    -----------
other security interest.

2.  Conversion.
    ----------

    (a) General.  This Note shall be subject to optional conversion and
        -------
mandatory conversion as set forth below:

        (i)  Optional Conversion.  The holder of this Note has the right, at its
             -------------------
option, at any time that any amount of principal or accrued interest is outstanding hereunder, to convert any or all of the outstanding amount of principal and/or interest of this Note into fully paid and non-assessable shares of Series D Preferred at the rate of one share of Series D Preferred for each $11.00 of the outstanding principal amount and/or accrued interest hereunder surrendered for conversion, subject to adjustment as set forth herein (the "Conversion Price"). In order to exercise this optional conversion privilege, the holder of this Note shall surrender this Note to the Company during usual business hours at the Company's principal executive office, accompanied by written notice in form reasonably satisfactory to the Company that the holder elects to convert the entire amount of this Note or a portion hereof specified in such notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Series D Preferred which shall be issuable on such conversion shall be issued.

        (ii) Mandatory Conversion.  The entire outstanding amount of principal
             --------------------
and accrued interest of this Note shall automatically be converted into fully paid and non-assessable shares of Series D Preferred at the then effective Conversion Price immediately prior to the consummation of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of Common Stock to the public, in which the Company, prior to giving effect to the proceeds of the offering, is valued at at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Company on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 in net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Company (a "Conversion IPO"). The Company shall cause notice of mandatory conversion to be mailed to the registered holder of this Note, at such holder's address appearing below, at least ten (10) days prior to the date fixed for mandatory conversion of this Note. On or before the date fixed for mandatory conversion, the holder shall surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series D Preferred which shall be issuable on such conversion shall be issued. Upon the consummation of a Conversion IPO, other than to the extent necessary to govern any mandatory conversion upon such Conversion IPO, this Note shall be deemed cancelled in full, shall be of no further force and effect and no further advances shall be made hereunder.

     (b) Surrender of Note and Delivery of Certificates.  When surrendered for
         ----------------------------------------------
optional or mandatory conversion this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his or its duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion and the receipt of the notice specified above (in the case of optional conversion), the Company shall deliver or cause to be delivered at its principal executive office to the holder, or on the holder's written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note, or portion hereof, in accordance with the provisions hereof. Such conversion shall be deemed to have been made at the time this Note shall have been surrendered for conversion and the notice specified above (in the case of optional conversion) shall have been received by the Company at its principal executive office (the "Conversion Date"), and the holder in whose name any certificate or certificates for shares of Series D Preferred shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby. If less than the entire outstanding principal amount of this Note is being converted (in the case of optional conversion), a new Note shall promptly be delivered to the holder for the unconverted principal balance and shall be of like tenor as to all terms as the Note surrendered.

     (c) Adjustment of Conversion Price.
         ------------------------------

         (i)  In case the Company shall:

              (A) declare a dividend of Series D Preferred on its Series D Preferred,

              (B) subdivide outstanding Series D Preferred into a larger number of shares of Series D Preferred by reclassification, stock split or otherwise, or

              (C) combine outstanding Series D Preferred into a smaller number of shares of Series D Preferred by reclassification or otherwise,

     the number of shares of Series D Preferred issuable upon conversion of this
Note immediately prior to any such event shall be adjusted proportionately so that thereafter the holder of this Note shall be entitled to receive upon conversion of this Note the number of shares of Series D Preferred which such holder would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event, provided that the Conversion Price shall in no event be reduced to less than the par value of the shares issuable upon conversion. An adjustment made pursuant to this Section 2(c) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

         (ii) If, prior to maturity of this Note, the Company shall at any time consolidate or merge with another corporation (other than a merger or consolidation in which the Company is the surviving corporation), the registered holder hereof will thereafter be entitled to receive, upon the conversion hereof, the securities or property to which a holder of the number of shares of Series D Preferred then deliverable upon the conversion hereof would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the conversion of this Note.

         (iii) If the Company shall sell equity securities in a capital raising transaction or engage in any other transaction that is material to the Company, then the Company and Banyan shall determine in good faith the fair market value per share of Series D Preferred immediately following such transaction based, if applicable, upon the actual or implied value of the Company in such transaction. The Conversion Price shall be adjusted to reflect such fair market value; provided, however, that such adjusted Conversion Price shall apply only to
--------  -------
amounts advanced by Banyan hereunder subsequent to such transaction and shall not apply to amounts advanced by Banyan hereunder prior to such transaction. The Conversion Price applicable to each advance hereunder shall be set forth on
Schedule I.

     (d) Notice.  In case the Company proposes to take any action referred to in
         ------
Section 2(c) above, or to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the registered holder of this Note, at the address appearing below, at least twenty
(20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.

     (e) Statement of Adjustment.  Whenever the Conversion Price shall be
         -----------------------
adjusted as provided in Section 2(c) above, the Company shall forthwith send, by mail, first class, postage prepaid, to Banyan, at the address appearing below, a statement, signed by the Chairman of the Board, the President, any Vice President, the Treasurer or Secretary of the Company, showing in reasonable detail the facts requiring such adjustment and the Conversion Price that will be
effective after such adjustment.   Where appropriate, such notice may be given
in advance and may be included as part of a notice required to be mailed under the provisions of Section 2(d) hereof.

     (f) Fractional Shares.  No fractional shares of Series D Preferred shall be
         -----------------
issuable upon conversion of this Note, but a payment in cash will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note, or portion hereof, for conversion. Such payment shall be based on the fair market value of the Series D Preferred at the time of conversion of this Note, as determined in good faith by the Board of Directors.

     (g) Securities Act of 1933.  Upon conversion of this Note, the registered
         ----------------------
holder may be required to execute and deliver to the Company an instrument, in form reasonably satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended.

3.   Default.
     -------

     The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, if any one of the following events shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

     (a) If default shall be made in the payment of any installment of principal of the Note, or of any installment of interest on the Note, and if any such default shall remain unremedied for ninety (90) days; or

     (b) If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due; or

     (c) If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of ninety (90) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within ninety (90) days.

4.   General.
     -------

     (a) Replacement.  Upon receipt by the Company of evidence reasonably
         -----------
satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

     (b) Successors and Assigns.  This Note, and the obligations and rights of
         ----------------------
the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns.

     (c) Recourse.  Recourse under this Note shall be to the general assets of
         --------
the Company only and in no event to the officers, directors or stockholders of the Company.

     (d) Changes.  Changes in or additions to this Note may be made or
         -------
compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holder of this Note.

     (e) Currency.  All payments shall be made in such coin or currency of the
         --------
United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

     (f) Notices.  All notices, requests, consents and demands shall be made in
         -------
writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

         If to the holder:

         Banyan Systems Incorporated
         120 Flanders Road
         Westboro, MA 01581
         Attn:  Chief Executive Officer

         If to the Company:

         Switchboard Incorporated
         115 Flanders Road
         Westboro, MA 01581
         Attn:  Chief Executive Officer

     (g) Saturdays, Sundays, Holidays.  If any date that may at any time be
         ----------------------------
specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in Westboro, Massachusetts shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

     (h) Governing Law.  This Note shall be construed and enforced in accordance
         -------------
with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts (without regard to the conflicts of law provisions thereof).

                                     *****

     IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.


                                                 SWITCHBOARD INCORPORATED


                                                 By: /s/ Dean Polnerow
                                                     ---------------------------
                                                     Dean Polnerow
                                                     President
ATTEST:


/s/ John P. Jewett
------------------------------------------
John P. Jewett
Secretary


Consented and Agreed to:

BANYAN SYSTEMS INCORPORATED


By:  /s/ Richard M. Spaulding
    --------------------------------------
    Richard M. Spaulding
    Chief Financial Officer

                                                                      Schedule I
                                                                      ----------


                GRID TO AMENDED AND RESTATED CONVERTIBLE NOTE OF
                            SWITCHBOARD INCORPORATED



 Amount of Advance         Interest             Date of            Conversion         Notation
                             Rate               Advance              Price            Made By
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
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

                                                                     Schedule II
                                                                     -----------

                                  LOAN REQUEST
                                  ------------

    Banyan Systems Incorporated

    Ladies and Gentlemen:

     This Loan Request is delivered to you pursuant to the Amended and Restated Convertible Note dated January __, 2000 executed by the undersigned (the "Company") in favor of Banyan Systems Incorporated ("Banyan").

     The Company hereby requests that an advance be made in the principal amount of $___________ on ____________, 2000. The advance shall accrue interest at the rate of ______.

     Dated this _____ day of ______________, 2000.

                              Very truly yours,

                              SWITCHBOARD INCORPORATED

                              By:________________________________
                                 Name:
                                 Title: